EXHIBIT 10.15

THE STANDARD REGISTER COMPANY

SUPPLEMENTAL EXECUTIVE RETIREMENT  PLAN

Effective January 1, 2007

TABLE OF CONTENTS

   Page

Article

Numbers

I

1.1

Statement of Purpose

1

II

Definitions

2.1

Account

2

2.2

Affiliate

2

2.3

Base Salary

2

2.4

Beneficiary

2

2.5

Board

2

2.6

Bonus

2

2.7

Change in Control

3

2.8

Code

3

2.9

Committee

3

2.10

Compensation

3

2.11

Company

3

2.12

Credited Service

3

2.13

Disability

3

2.14

Early Retirement

3

2.15

Employer

4

2.16

Investment Return Rate

4

2.17

Participant

4

2.18

Plan

4

2.19

Plan Year

4

2.20

Retirement

4

2.21

Selected Affiliate

4

2.22

Valuation Date

4

III

Eligibility and Participation

3.1

Eligibility

5

3.2

Participation

5

3.3

Ineligible Participant

5

IV

Annual Allocation

4.1

Amount of Allocation

6

4.2

Crediting Deferred Compensation

6

V

Benefit Accounts

5.1

Valuation of Account

7

5.2

Crediting of Gains, Losses and Earnings to Accounts

7

5.3

Statement of Account

7

5.4

Vesting of Account

7

TABLE OF CONTENTS

(Continued)

   Page

Article

Numbers

VI

Payment of Benefits

6.1

Payment of Account upon Death, Disability or Retirement

8

6.2

Payments to Beneficiaries

8

6.3

Payment on Change in Control

8

6.4

Small Benefit

8

VII

Beneficiary Designation

7.1

Beneficiary Designation

9

7.2

Change of Beneficiary Designation

9

7.3

No Designation

9

7.4

Effect of Payment

9

VIII

Administration

8.1

Committee

10

8.2

Agents

10

8.3

Binding Effect of Decisions

10

8.4

Indemnification of Committee

10

8.5

Authority of Committee to Modify Benefits

10

8.6

Offset to Benefits

10

IX

Amendment and Termination of Plan

9.1

Amendment

11

9.2

Termination

11

X

Miscellaneous

10.1

Funding

12

10.2

Nonassignability

12

10.3

Captions

12

10.4

Governing Law

12

10.5

Successors

12

10.6

Legal Competency

13

10.7

Claims

13

10.8

Right to Continued Service

13

10.9

Electronic or Other Media

13

10.10

Compliance with Section 409A

13

ARTICLE I

1.1

Statement of Purpose

This is The Standard Register Company Supplemental Executive Retirement Plan (the “Plan”) made in the form of this Plan and in related agreements between the Employer and certain management or highly compensated employees.  The purpose of the Plan is to provide designated officers with an additional retirement benefit.  It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers of the Employer.  The Plan is effective as of January 1, 2007.

ARTICLE II

Definitions

When used in this Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

2.1

Account

“Account” means a Participant’s Accumulation Account, which is an account, maintained on the financial records of the Employer for the purpose of accounting for the Employer Contribution described in Article IV and for the amount of deemed investment return credited pursuant to Article V.

1.2

Affiliate

“Affiliate” means any company in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the chain owns or controls, directly or indirectly, stock possessing not less than 80 percent of the total combined voting power of all classes of stock in one of the other companies.

2.3

Base Salary

“Base Salary” means a Participant’s base earnings paid by the Employer to a Participant without regard to any increases or decreases in base earnings as a result of (i) an election to defer base earnings under The Standard Register Deferred Compensation Plan or (ii) an election between benefits or cash provided under a plan of an Employer maintained pursuant to Sections 125, 132(f)(4) or 401(k) of the Code.

2.4

Beneficiary

“Beneficiary” means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII to receive benefits payable under the Plan in the event of the Participant’s death.

2.5

Board

“Board” means the Board of Directors of the Company.

2.6

Bonus

“Bonus” means a Participant’s bonus paid by the Employer to a Participant without regard to any decreases as a result of (i) an election to defer all or any portion of a bonus under The Standard Register Company Deferred Compensation Plan or (ii) an election between benefits or cash provided under a plan of an Employer maintained pursuant to Sections 125, 132(f)(4) or 401(k) of the Code.  Payments made pursuant to a long-term incentive based on a performance period exceeding one 12-month period are not considered in determining a Participant’s Bonus.

2.7

Change in Control

“Change in Control” shall mean a change in the ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all of a character within the meaning of Section 409A(a)(2)(A)(v) of the Code and controlling Department of the Treasury guidance.  For a Participant employed by a Selected Affiliate, a Change in Control means a Change in Control of the Company or a Change in Control, as described above, of the Selected Affiliate by whom the Participant is employed.

2.8

Code

“Code” means the Internal Revenue Code of 1986, as amended.

2.9

Committee

“Committee” has the meaning set forth in Section 8.1.

2.10

Compensation

“Compensation” means the Base Salary and Bonus, payable with respect to a Participant for each Plan Year.

2.11

Company

“Company” means The Standard Register Company and any successor(s) thereto.

2.12

Credited Service

“Credited Service” means the sum of all periods of a Participant’s service with the Company or a Selected Affiliate as an officer of the Company or a Selected Affiliate and, such Credited Service, if any, as credited by the Committee in accordance with Section 8.5.   An officer means a person duly elected by the Company’s Board.

2.13

Disability

“Disability” means a Participant is either (i) unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, the Participant is receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company or the Selected Affiliate by whom the Participant is employed.

2.14

Early Retirement

“Early Retirement” means the first day of any month after the Participant has attained age 55 while an Employee of the Company or a Selected Affiliate and the completion of 10 years of Credited Service.

2.15

Employer

“Employer” means, with respect to a Participant, the Company or the Selected Affiliate that pays such Participant’s Compensation.

2.16

Investment Return Rate

“Investment Return Rate” means the rate, compounded annually, as determined by the Committee, to determine the return on investment for the Plan.  Currently, the Investment Return Rate is 6% per annum, compounded annually, or such amount determined from time to time by the Committee.  Any change in the Investment Return Rate will apply prospectively to a Participant’s Account on the effective date of the change.

2.17

Participant

“Participant” means an officer of the Company or a Selected Affiliate designated by the Board.

2.18

Plan

“Plan” means The Standard Register Company Select Officers Accumulation Plan, as amended from time to time.

2.19

Plan Year

“Plan Year” means a 12-month period commencing January 1 and ending the following December 31.

2.20

Retirement

“Retirement” means the termination of a Participant’s service and commencement of his or her benefit in accordance with the Plan.

2.21

Selected Affiliate

“Selected Affiliate” means an Affiliate the Company’s Board of Directors has affirmatively designated as a Selected Affiliate. Officers of such Affiliate will be eligible to participate in the Plan only if named by the Board of Directors pursuant to Article III.

2.22

Valuation Date

“Valuation Date” means a date on which the amount of a Participant’s Account is valued as provided in Article V.  The Valuation Date shall be the end of the Plan Year and any other date determined by the Committee.

ARTICLE III

Eligibility and Participation

3.1

Eligibility

Eligibility to participate in the Plan is limited to officers designated by the Board of Directors of the Company.  From time to time, the Committee shall prepare and attach to the Plan as Exhibit A, a complete list of the Participants by individual name.  The Board of Directors may at any time, in its discretion, stop contributions on behalf of any Participant, but such cessation of contributions shall only apply to contributions related to Compensation payable to the Participant after the date of the Board of Directors action.  In such event, the Participant’s Account shall continue to be credited at the Investment Return Rate and shall be paid in accordance with the terms of the Plan.

3.2

Participation

Any designation of an officer of the Company or a Selected Affiliate to participate in the Plan shall be effective on the date designated by the Board of Directors and shall apply to a Participant’s Compensation paid after the date of designation, unless the Board of Directors provides that the effective date of the designation shall be a day prior to the designation date; provided, however, such deemed designation date shall not be earlier than the first day of the Plan Year of the date of designation.

3.3

Ineligible Participant

Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a “management or highly compensated employee” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or regulations thereunder, the Committee may determine in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan.  Upon such determination, the Committee shall hold the Participant’s Account until payment could otherwise be made in accordance with the terms of the Plan.

ARTICLE IV

Annual Allocation

4.1

Amount of Allocation

Subject to Section 3.2, with respect to each Plan Year, a Participant’s Account shall be credited with an amount equal to 15% of the Participant’s Compensation for the Plan Year.  In accordance with Section 8.5, this amount may be adjusted prospectively as deemed appropriate by the Committee.

4.2

Crediting Deferred Compensation

A Participant’s allocation under the Plan shall be credited by the Employer to the Account periodically, the frequency of which will be determined by the Committee.  To the extent that the Employer is required pursuant to any state, federal or local law to withhold any taxes or other amounts from a Participant’s allocation or a Participant’s Account when the Participant vests in his or her Account, the withholding will be taken against Compensation paid by the Employer directly to the Participant.  To the extent that the Employer is required to withhold any taxes or other amounts from a distribution to a Participant or Beneficiary, such amounts shall be withheld from the amounts distributed from the Plan.

ARTICLE V

Benefit Accounts

5.1

Valuation of Account

As of each Valuation Date, a Participant’s Account shall consist of the balance of the Participant’s Account as of the immediately preceding Valuation Date, plus the Participant’s annual allocation credited pursuant to Section 4.2 since the immediately preceding Valuation Date, plus investment return credited as of such Valuation Date pursuant to Section 5.2, minus the aggregate amount of distributions, if any, made from such Account since the immediately preceding Valuation Date.

5.2

Crediting of Gains, Losses and Earnings to Accounts

As of each Valuation Date, each Participant’s Account shall be credited with gains based on the Investment Return Rate in effect for such valuation period.  The Committee specifically retains the right in its sole discretion to change the valuation, Amount of Allocation, and Investment Return Rate crediting procedures from time to time.  Until a Participant or his or her Beneficiary receives his or her entire Account, the unpaid balance thereof shall be credited with gains based on the applicable Investment Return Rate for each valuation period.

5.3

Statement of Account

The Committee shall provide to each Participant, as soon as practical after the close of each calendar year, a statement setting forth the balance of such Participant’s Account as of the last day of the preceding calendar year and showing all adjustments made thereto during such calendar year.

5.4

Vesting of Account

A Participant shall be 100% vested in his or her Account upon completion of 10 years of Credited Service, eligibility for Early Retirement, death or Disability.

Notwithstanding any provision of the Plan to the contrary, the unpaid portion of a Participant’s Account shall be forfeited if the Participant:

(a) is convicted of a felony committed during and arising out of the Participant’s employment with the Company;

(b) engages, directly or indirectly, in competition with the Company after termination of employment with the Company; or

(c) discloses any of the Company’s confidential or proprietary information to any person not entitled to receive it.

As used herein, the phrase “engages, directly or indirectly, in competition with the Company” shall include, without limitation, owning, managing, operating, controlling, being employed by, acting as an agent, officer, director or of consultant to, or being involved in any manner with the ownership, management, operation, control or financing of any business which is in competition with the Company, provided, however, that nothing herein shall prohibit a Participant or Beneficiary from owning less than 5% of the outstanding stock of any publicly held corporation which engages in competition with the Company.

ARTICLE VI

Payment of Benefits

6.1

Payment of Account upon Death, Disability, Early Retirement or Retirement

Upon the Death, Disability, or Retirement of a Participant, the Employer shall pay to the Participant or his Beneficiary a Deferred Benefit equal to the balance of his or her vested Account determined pursuant to Article V over a ten-year period, in substantially equal annual installments.  Upon the Participant’s retirement, the first such installment shall be payable as of the first day of the seventh month after the Participant’s termination of employment with the Company and all Selected Affiliates or the first day of the month after age 55, if later.  Upon the Disability of a Participant, the first annual installment shall be payable as soon as practicable after the Participant is determined to be disabled.  In the event of the death of the Participant while an employee, the first installment shall be paid to the Participant’s beneficiary as soon as practical after the death of the Participant.

6.2

Payments to Beneficiaries

In the event of the Participant’s death prior to his or her receipt of all annual installments, his or her Beneficiary will receive the Participant’s Account in 10 annual installments or if payments to the Participant have commenced, the remaining annual installments at such times as such installments would have become distributable to the Participant.  If the Beneficiary dies before the receipt of all installments, the remaining installments shall be paid in a lump sum to the estate of the Beneficiary.

6.3

Payment on Change in Control

Upon the involuntary termination of employment of a Participant by the Company or successor in interest to the Company within the one year period following a Change in Control, then on the first day of the seventh month following such termination of employment, the Plan shall pay to the Participant in a single sum the balance in his Account determined pursuant to Article V. A Participant shall be deemed to have an involuntary termination of employment if following a Change in Control, the Participant is not offered a position with the Company or the successor to the Company that is similar in responsibility and compensation to the position of the Participant prior to the Change in Control or the Participant’s normal place of work is relocated to a place of work that is more than fifty miles from his normal place of work prior to the Change in Control and within six months of the Change in Control the Participant voluntary terminates employment with the Company.

If a Participant or Beneficiary is receiving annual installments at the time of a Change in Control, the Participant’s or Beneficiary’s remaining Account shall be paid to the Participant or Beneficiary in a single sum on the first day of the seventh month following the Change in Control.

6.4

Small Benefit

In the event the Committee determines that the balance of a Participant’s vested Account and the Participant’s interest in all other non-qualified defined contribution plans sponsored by the Company or a Selected Affiliate total less than $10,000, the benefit paid from the Plan and such other non-qualified defined contribution plans shall be paid in a single sum on or before the later of December 31 of the year the Participant’s termination of employment with the Company and all selected Affiliates or the 15th day of the third month following such termination of employment.

ARTICLE VII

Beneficiary Designation

7.1

Beneficiary Designation

Each Participant shall have the sole right, at any time, to designate any person or persons as his Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the Participant of his or her Account.  Any Beneficiary designation shall be made in a written instrument provided by the Committee.  All Beneficiary designations must be filed with the Committee and shall be effective only when received in writing by the Committee.

7.2

Change of Beneficiary Designation

Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed.  The designation of a Beneficiary may be made or changed at any time without the consent of any person.

7.3

No Designation

If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant’s designated Beneficiary shall be deemed to be the Participant’s estate.

7.4

Effect of Payment

Payment to a Participant’s Beneficiary (or, upon the death of a primary Beneficiary, to the contingent Beneficiary or, if none, to the Participant’s estate) shall completely discharge the Employer’s obligations under the Plan.

ARTICLE VIII

Administration

8.1

Committee

The administrative committee for the Plan (the “Committee”) shall be those members of the Compensation Committee of the Board who are not Participants, as long as there are at least three such members.  The Committee shall have complete discretion to (i) supervise the administration and operation of the Plan, (ii) adopt rules and procedures governing the Plan from time to time, and, (iii) shall have authority to give interpretive rulings with respect to the Plan.  In the event there are not three such members of the Personnel and Compensation Committee, then the Board shall have the responsibility to appoint additional Committee members such that at all times the Committee is comprised of three members.

8.2

Agents

The Committee may appoint an individual, who may be an employee of the Company, to be the Committee’s agent with respect to the day-to-day administration of the Plan.  In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

8.3

Binding Effect of Decisions

Any decision or action of the Committee with respect to any questions arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

8.4

Indemnification of Committee

The Company shall indemnify and hold harmless the members of the Committee and their duly appointed agents under Section 8.2 against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

8.5

Authority of Committee to Modify Benefits

Notwithstanding any provision of the Plan to the contrary, the Committee may at its discretion with respect to a single Participant or a group or groups of Participants modify the Plan by a resolution of the Committee to change the vesting rules by crediting additional Credited Service, the Investment Return Rate, Early Retirement eligibility, the percentage of Compensation to be allocated and the Plan’s administrative procedures;  provided, in no event shall the Committee take any action that would cause the operation of the Plan to violate Section 409A of the Internal Revenue Code.

8.6

Offset to Benefits

Regardless of any Plan provision to the contrary, the Company may, if the Committee in it’s sole and absolute discretion agrees, offset any amounts to be paid to the Participant or a Beneficiary under the Plan against any amounts that the Participant owes the Company.

ARTICLE IX

Amendment and Termination of Plan

9.1

Amendment

The Board of Directors of the Company, on behalf of itself and of each Selected Affiliate, may at any time amend, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, suspension or reinstatement may adversely affect any Participant’s Account, as it existed on the day before the effective date of such amendment, suspension or reinstatement, without such Participant’s prior written consent and no such amendments, suspension or reinstatement shall change the time or method of payment for the Participant’s Account and earnings thereon as of the date of the change.

9.2

Termination

The Board of Directors of the Company, on behalf of itself and of each Selected Affiliate, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever.  Upon termination of the Plan, the Committee shall take those actions necessary to administer any Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant’s Account, as it existed as of the day before the effective date of such termination, or the timing or method of distribution of a Participant’s Account.  Notwithstanding the foregoing, a termination of the Plan shall not give rise to accelerated or automatic vesting of any Participant’s Account.

ARTICLE X

Miscellaneous

10.1

Funding

Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employer.  The Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future.  Notwithstanding the foregoing, the Company may create an irrevocable trust, to hold funds to be used in payment of the obligations of Employer under the Plan.

10.2

Nonassignability

No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them) shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary.  If any Participant or Beneficiary shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence.  Termination shall be affected by the delivery of a written “termination declaration” to the last known address of the Participant or Beneficiary whose interest is adversely affected (the “terminated participant”).

10.3

Captions

The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

10.4

Governing Law

The provisions of the Plan shall be construed and interpreted according to the laws of the State of Ohio.

10.5

Successors

The provisions of the Plan shall bind and inure to the benefit of the Company, its Selected Affiliates, and their respective successors and assigns.  The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company or a Selected Affiliate and successors of any such Company or other business entity.

10.6

Legal Competency

Any plan benefits payable to any person who is determined by a court of competent jurisdiction to be legally incompetent to receive them will be paid to the guardian of the incompetent person without any further liability of the Company or the Committee.

10.7

Claims

All claims and appeals of claim denials under the Plan shall be processed by the Committee in accordance with the claims procedure described in The Standard Register Employee Savings Plan.

10.8

Right to Continued Service

Nothing contained herein shall be construed to confer upon any Participant the right to continue to serve as an employee of the Employer or in any other capacity.

10.9

Electronic or Other Media

Notwithstanding any other provision of the Plan to the contrary, including any provision that requires the use of a written instrument, the Committee may establish procedures for the use of electronic or other media in communications and transactions between the Plan or the Committee and Participants and Beneficiaries.  Electronic or other media may include, but are not limited to, e-mail, the Internet, intranet systems and automated telephonic response systems.

10.10

Compliance with Section 409A

The Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code and shall be administered to conform to the requirements of Section 409A of the Internal Revenue Code and controlling Internal Revenue Service guidance.  If any term, provision or operation of the Plan shall violate Section 409A, the Committee shall construe the Plan as if it did not contain the offending term or provision or did not permit the offending operation and the remaining provisions of the Plan shall not be affected thereby.

Executed this 12th day of December, 2006

THE STANDARD REGISTER COMPANY

By: /s/ Kathryn L. Lamme

Title:  Senior Vice President, General Counsel & Secretary

Exhibit A – List of Participants and Effective Date of Participation

Name

Title

Date of Participation

Joseph P. Morgan, Jr.

Vice President, Chief Technology

January 1, 2007

Officer & General Manager, On

Demand Solutions

Thomas M. Furey

Vice President, Chief Supply Chain

January 1, 2007

Officer & General Manager, Document

Label Solutions